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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 9, 1996, included in Fusion Systems Corporation's Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.


                                             /s/ Arthur Andersen LLP
                                             ARTHUR ANDERSEN LLP

Washington, D.C.,
December 3, 1996





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